Exhibit 99.2

1 Broadwind | Investor Presentation 2023 Third Quarter 2024 Conference Call Presentation November 13, 2024

2 Broadwind | Investor Presentation 2023 SAFE HARBOR STATEMENT This document contains “forward looking statements” — that is, statements related to future, not past, events — as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management . We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements . Forward looking statements include any statement that does not directly relate to a current or historical fact . Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following : (i) the impact of global health concerns on the economies and financial markets and the demand for our products ; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits, and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States ; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units ; (iv) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow ; v) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary ; (vi) our ability to continue to grow our business organically and through acquisitions ; (vii) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows ; (viii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security ; ( ix ) the sufficiency of our liquidity and alternate sources of funding, if necessary ; (x) our ability to realize revenue from customer orders and backlog (including our ability to finalize the terms of the remaining obligations under a supply agreement with a leading global wind turbine manufacturer) ; (xi ) the economy and the potential impact it may have on our business, including our customers ; (xii) the state of the wind energy market and other energy and industrial markets generally, including the availability of tax credits, and the impact of competition and economic volatility in those markets ; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities ; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers ; (xv) the effects of the change of administrations in the U . S . federal government ; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions ; (xvii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986 , as amended ; (xviii) the limited trading market for our securities and the volatility of market price for our securities ; (xix) our outstanding indebtedness and its impact on our business activities (including our ability to incur additional debt in the future) ; and (xx) the impact of future sales of our common stock or securities convertible into our common stock on our stock price . These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1 A of our Annual Report on Form 10 - K for the year ended December 31 , 2023 , as supplemented by the risk factors set forth under the caption “Risk Factors” in Part II, Item IA of our Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2024 . We are under no duty to update any of these statements . You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change . Accordingly, forward - looking statements should not be relied upon as a predictor of actual results .

3Q24 PERFORMANCE SUMMARY

4 Broadwind | Investor Presentation 2023 PERFORMANCE UPDATE Strategic Progress Points As of November 2024 Disciplined balance sheet management. Total liquidity of $19 million as of 9/30/24; net leverage of 1.4x Consistent operational execution. Operational execution drove favorable operating leverage and consistent profitability despite transitional pause in demand Gradual recovery in tower demand. Tower sections sold increased sequentially for the first time in a year, supportive of expected recovery in onshore wind activity over the next two years Introduced fourth quarter 2024 financial guidance. Investment Thesis Building a platform for profitable growth Third Quarter 2024 Investment Thesis Building a platform for profitable growth Building a profitable precision manufacturing platform to support growing demand for energy transition and renewables - focused specialty fabrications and technologies Passage of IRA fundamentally transforming the margin and profitability profile of our business, with a decade of tax credit support under the legislation Building balanced exposure across both renewables and diverse end - markets , which provides more stability versus wind - only order flows Strengthening liquidity position due to the monetization of earned AMP tax credits Positioned to capitalize on a recovery in the domestic onshore wind market into 2025 - 2026 Maintained 3Q24 profitability despite near - term demand softness Acceleration in order activity entering Q4 24 Targeted cost reduction actions. Nine months ended 9/30/24 reduced fixed overhead by more than $3.6M million through targeted operating expenditure reductions and procurement efficiencies

5 Broadwind | Investor Presentation 2023 Cost structure optimization preserved operating leverage, resulting in sustained profitability CONSOLIDATED FINANCIAL PERFORMANCE Total Revenue ($MM) Gross Profit ($MM) Adjusted EBITDA ($MM) GAAP Net Income ($MM) Sustained operational discipline, productivity improvements and price discipline drive continued profitability Year - over - year revenue declines across all three segments due to lower sales volumes across key wind, energy and industrials end - markets Gross margin decreased to 14.6%, while Adjusted EBITDA margin decreased to 9.5% on lower volumes Continued to optimize fixed cost structure through targeted operating expense reductions and procurement optimization Gross Margin rate +943 bps y/y to 17.8% Adj. EBITDA margin rate +904 bps y/y to 13.3% $57.2 $35.5 3Q23 3Q24 $7.6 $3.4 3Q23 3Q24 $4.4 $0.1 3Q23 3Q24 $10.2 $5.2 3Q23 3Q24

6 Broadwind | Investor Presentation 2023 Third Quarter 2024 HEAVY FABRICATIONS SEGMENT Fixed cost reductions and operational rigor remain in focus Ongoing pause in onshore wind demand resulted in softer revenues while cost discipline drove sustained mid - teens Adj. EBITDA margin Segment EBITDA margin decreased 150bps y/y to 16.6% in 3Q24, on 46% lower revenue generation Orders increased y/y (39%) for the first time in nearly 2 years Segment book - to - bill remained steady sequentially at 0.5x Segment backlog of $95 million as of 3Q24 Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) $38.3 $20.6 3Q23 3Q24 $6.9 $3.4 3Q23 3Q24 $8.0 $11.1 3Q23 3Q24 $176.2 $95.0 3Q23 3Q24

7 Broadwind | Investor Presentation 2023 Third Quarter 2024 GEARING SEGMENT Operational efficiencies drive sustained EBITDA profitability Orders increased 46% y/y due to improved demand from power generation and infrastructure markets Segment revenue fell 20% y/y due to ongoing softness in steel and oil & gas, but was partly offset by growth in industrial revenues Favorable quoting activity with new customers in new and existing end - markets due to enhanced process capabilities and commercial sales efforts Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) $11.4 $9.2 3Q23 3Q24 $0.9 $0.6 3Q23 3Q24 $3.0 $4.4 3Q23 3Q24 $29.1 $13.3 3Q23 3Q24 Segment Revenue ($MM)

8 Broadwind | Investor Presentation 2023 Third Quarter 2024 INDUSTRIAL SOLUTIONS SEGMENT Orders trending favorably, resulting in backlog growth; Operational focus led to sustained double - digit Adj. EBITDA margins Segment orders grew 52% y/y, while backlog increased by 4% driven by a book - to - bill 1.3x Segment order growth was driven by considerable strength in natural gas turbine demand Segment revenue declined by $1.7 million y/y while Adj. EBITDA fell $0.3 million y/y as solid mix helped preserve profitability Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) EBITDA margin rate +1146 bps y/y to 15.5% $7.4 $5.7 3Q23 3Q24 $1.0 $0.6 3Q23 3Q24 $4.9 $7.4 3Q23 3Q24 $15.4 $16.0 3Q23 3Q24

9 Broadwind | Investor Presentation 2023 (1) On August 4, 2022, Broadwind entered in to a $35.0 million Senior Secured Revolving Credit Facility (the “Credit Facility ”), including an optional $10.0 million accordion feature, and a $7.6 million Senior Secured Term Loan (the “Term Loan). The Term Loan bears interest at SOFR +2.5%; the Credit Facility bears interest at SOFR +2.0 - 2.5%, subject to the l evel of excess availability on the Credit Facility. Disciplined balance sheet management supports business through transitional period Capital allocation priorities include debt reduction, organic investments in IP; and opportunistic investments in complementary, immediately accretive bolt - on acquisitions $19.0 million of cash and availability under credit facility as of 9/30/24, an increase of more than $5 million y/y Net leverage of 1.4x as of 9/30/24, down from 1.7x in the PY period Cash and LOC Availability at Quarter - End ($MM) Net Debt Outstanding (1) ($MM) Total Inventory ($MM) Third Quarter 2024 BALANCE SHEET UPDATE Total Net Operating Working Capital ($MM) $13.6 $19.0 3Q23 3Q24 $29.8 $22.0 3Q23 3Q24 $26.0 $32.0 3Q23 3Q24 $39.9 $40.4 3Q23 3Q24

10 Broadwind | Investor Presentation 2023 Introducing Fourth Quarter 2024 revenue and Adjusted EBITDA guidance Guidance supported by targeted commercial growth within high - value, growth - oriented fabrications markets, together with a targeted focus on asset optimization and operational discipline Assumes approximately 25% utilization at tower facilities in the fourth quarter 2024, as if no new tower orders were received Expect continued gradual improvement in onshore wind demand as recovery accelerates into 2025 Total Revenue Range ($MM) Total Adjusted EBITDA Range ($MM) As of November 13, 2024 FOURTH QUARTER 2024 FINANCIAL GUIDANCE $31 $33 Low High $1.0 $1.5 Low High

APPENDIX

12 Broadwind | Investor Presentation 2023 CORPORATE OVERVIEW We support the world’s energy transition as a leading independent producer of wind towers, gearing, custom fabrications, clean fuel processing systems and supply chain solutions Broadwind is a precision manufacturer of technologically advanced, high - value components and solutions for industrial clients. We are one of the leading independent wind tower manufacturers in the United States. Our most significant business serves the US domestic wind energy industry, with primary production facilities that are strategically located to meet our customers’ project needs. We also serve industrial customers in a diversified set of industrial markets including oil & gas, industrial, power generation, mining and construction. This strategic diversification allows us to leverage our manufacturing expertise to improve capacity utilization, expand our customer base and balance our exposure to the volatile demand in the US wind energy industry.

13 Broadwind | Investor Presentation 2023 What we do Precision manufacturing within wind sector and other diverse end - markets We provide large complex and precision fabrications to customers in a broad range of industrial markets, as well as proprietary clean fuel processing systems. Key products include wind towers, PRS units and industrial fabrications, which include components for mining, construction, marine, material handling and other applications Heavy Fabrications Segment 66% of 2023 Revenue We provide custom gearing, gearboxes and heat treat services to a broad set of customers in diverse markets, including oil and gas production, surface and underground mining, wind energy, steel, material handling and other infrastructure markets Gearing Segment 22% of 2023 Revenue We provide supply chain solutions, inventory management, kitting and assembly services, primarily serving the combined cycle natural gas turbine and solar power generation markets Industrial Solutions Segment 12% of 2023 Revenue Why we win Unique Value Proposition Proven engineering, product development and technical capabilities Expertise in manufacturing large, complex fabrications, gearing, and proprietary clean fuel processing systems Integrated design, sourcing, fabrication, machining, coating, assembly Stringent testing and quality capabilities Targeted, multi - industry focus Our manufacturing base Established Original Equipment Manufacturer (“OEM”) Relationships Our customer base Established OEM Relationships Manitowoc, WI Tower Manufacturing Industrial Fabrications Facility Abilene, TX Tower Manufacturing Industrial Fabrications Facility Cicero, IL Gear Manufacturing and Gearbox Repair Facility Pittsburgh, PA Gearbox Repair and Heat Treat Facility Sanford, NC Industrial Solutions and Gearbox Repair Facility OUR BUSINESS Building a platform sustained, profitable growth and long - term value creation

14 Broadwind | Investor Presentation 2023 INFLATION REDUCTION ACT IMPACT BENEFIT At full utilization, IRA could provide up to ~$30 million in incremental annual gross profit Broadwind is prepared to leverage the benefits of the IRA to create shareholder value The IRA serves to materially enhance tower production economics The IRA, which passed into law in 2022, provides critical industries, including those supporting the energy transition, with tax credits designed to accelerate a generational shift in the energy production mix from fossil fuels toward renewable energy, including wind. Included within section 45x of the IRA is a provision for a new advanced manufacturing tax credit Theoretical IRA Benefit to Broadwind Quantifying potential impact of the 45x advanced manufacturing credit Theoretical annual gross profit benefit to Broadwind $30 million Annual tower production @ 100% utilization (1) 325 towers Average MW per Tower (2) 3.1 avg. MW per tower Total Watts per MW 1,000,000 Cents Per Watt (3) $0.03 per watt Financial benefit of 45x credit per MW (4) $30,000 Average benefit per tower (5) $93,000 (1) Broadwind has an estimated 1,300 sections of annual optimal tower capacity; assuming each tower is four sections, the Company has the theoretical capacity to produce up to 325 towers (2) Common OEM platforms range from 2.8 to 3.4 MW per tower (3) As defined in the Inflation Reduction Act of 2022, section 45x (B)(2)(A)(0) (4) $0.03 x 1,000,000 watts per MW (5) Assuming average MW per tower of 3.1

15 Broadwind | Investor Presentation 2023 PASSAGE OF IRA SUPPORTS MULTI - YEAR INVESTMENT IN WIND Inflation Reduction Act of 2022 supports multi - decade decarbonization of domestic energy grid Broadwind is uniquely positioned to take advantage of the increased development activity driven by the IRA. Our Board and Management have deep knowledge of the wind market. IRA provides transformative, long - term funding for the entire energy ecosystem, including wind and solar The passage of the IRA extends tax credit availability into the mid - 2030s The wind industry is poised to capitalize on available domestic content tax credits, providing long - term support for multi - year investments in both onshore and offshore wind development We will seek to drive growth in excess of domestic onshore installation activity growth United States Onshore Wind Development Forecast (1) (Total GW Installed Annually, Includes Repowering (2024e - 2033e) (1) Wood Mackenzie Power & Renewables – Wind Power Outlook – Updated September 2024 6.5 9.7 12.5 14.5 15.3 14.7 14.8 14.5 15.1 15.4 2024e 2025e 2026e 2027e 2028e 2029e 2030e 2031e 2032e 2033e

16 Broadwind | Investor Presentation 2023 APPENDIX Balance Sheet

17 Broadwind | Investor Presentation 2023 APPENDIX Income Statement

18 Broadwind | Investor Presentation 2023 APPENDIX Statement of Cash Flows 2024 2023 Net income…...……………………………………………………………………………………………2,066$ 6,578$ Adjustments to reconcile net cash used in operating activities: Depreciation and amortization expense…………………………………………………………………….4,986 4,772 Deferred income taxes………………………………………………………………………………………….(2) (7) Share-based compensation……………………………………………………………………………………..807 649 Allowance for credit losses……………………………………………………………………………….4 16 Common stock issued under defined contribution 401(k) plan…………………………………….879 978 (Gain) loss on disposal of assets……………………………………………………………………………………….(114) 48 Changes in operating assets and liabilities: Accounts receivable………………………………………………………………………………………………..5,866 (24,251) AMP credit receivable……………………………………………………………………. 4,152 (11,217) Contract assets………………………………………………………………………………………………..(305) (221) Inventories ……………………………………………………………………………………………………………(2,976) 4,356 Prepaid expenses and other current assets……………………………………………………………..1,224 (162) Accounts payable ……………………………………………………………………………………………….(2,932) (1,577) Accrued liabilities………………………………………………………………………………………………(2,476) 1,925 Customer deposits…………………………………………………………………………………………….(12,134) (4,646) Other non-current assets and liabilities…………………………………………………………………………………………….(31) 166 Net cash used in operating activities………………………………………………………………………………………………(986) (22,593) Purchases of property and equipment……………………………………………………………………………...…….(3,279) (5,315) Proceeds from disposals of property and equipment……………………………………………………………………159 15 (3,120) (5,300) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from line of credit, net………………………………………………………………………..5,262 18,518 Proceeds from long-term debt…………………………………………………………………………1,540 387 Payments on long-term debt…………………………………………………………………………(1,005) (893) Payments on finance leases………………………………………………………………………………..(1,276) (994) Shares withheld for taxes in connection with issuance of restricted stock………………………………………………………………………………..(130) (117) 4,391 16,901 0.0% - NET INCREASE (DECREASE) IN CASH……………………………………….……………………. 285 (10,992) CASH beginning of the period………………………………………….................................…………….1,099 12,732 CASH end of the period……………………………………………………………………….. 1,384$ 1,740$ Nine Months Ended September 30, CASH FLOWS FROM OPERATING ACTIVITIES: CASH FLOWS FROM INVESTING ACTIVITIES: Net cash used in investing activities……………………………………………………………………………………………… Net cash provided by financing activities………………………………………………………………………………………………………………………………

19 Broadwind | Investor Presentation 2023 APPENDIX GAAP to Non - GAAP Reconciliation

20 Broadwind | Investor Presentation 2023 APPENDIX Segment - Level Data Three Months Ended Nine Months Ended 2024 2023 2024 2023 ORDERS: Heavy Fabrications………………………………………………………………11,147$ 8,009$ 31,506$ 40,608$ Gearing………………………………………………………………4,396 3,005 19,546 21,211 Industrial Solutions………………………………………………………………7,432 4,876 19,291 19,034 Total orders………………………………...………………22,975$ 15,890$ 70,343$ 80,853$ REVENUES: Heavy Fabrications………………………………………………………………20,600$ 38,326$ 62,228$ 103,864$ Gearing………………………………………………………………9,167 11,404 27,958 34,347 Industrial Solutions………………………………………………………………5,737 7,434 20,193 19,125 Corporate and Other……………………………………………………………(1) (1) (808) (457) Total revenues…………………………………..……………………35,503$ 57,163$ 109,571$ 156,879$ OPERATING INCOME/(LOSS): Heavy Fabrications………………………………………………………………2,230$ 5,791$ 5,832$ 12,448$ Gearing………………………………………………………………(78) 265 429 1,194 Industrial Solutions………………………………………………………………462 846 2,852 2,311 Corporate and Other……………………………………………………………(1,436) (1,535) (4,600) (7,088) Total operating profit (loss)……………………………………1,178$ 5,367$ 4,513$ 8,865$ September 30, September 30,

21 Broadwind | Investor Presentation 2023 Please contact our investor relations team at BWEN@val - adv.com IR CONTACT